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                                                                   EXHIBIT 10.20

                                                                  EXECUTION COPY

                        FIRST AMENDMENT dated as of February 10, 2005 (this
                  "Amendment"), to the Amended Revolving Credit Agreement dated as of January 14, 2004 (the "Revolving Credit Agreement"), among Alon USA, LP (the "Borrower"), the Guarantor Companies party thereto, the Lenders party thereto and Israel Discount Bank of New York, as Agent (the "Agent").

            WHEREAS, the Borrower has requested that the Required Lenders (such term and each other capitalized term used but not otherwise defined herein having the meaning assigned to it in the Revolving Credit Agreement) agree to amend the Revolving Credit Agreement as set forth herein to permit the Pipeline Transactions, subject to the terms and conditions set forth herein, and to effect certain other changes;

            WHEREAS, the undersigned Lenders, constituting the Required Lenders, are willing, on the terms and subject to the conditions set forth herein, to approve such amendments to the Revolving Credit Agreement;

            WHEREAS, the Collateral Agents have agreed to provide the releases set forth in Section 7 hereof in consideration for the agreements and subject to the terms and conditions set forth herein including, without limitation, the agreement by Alon Logistics (as defined below) to pledge all of the Alon Logistics Notes to the Collateral Agent; and

            NOW, THEREFORE, in consideration of these premises and of the mutual covenants, agreements and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            SECTION 1. Amendments to the Revolving Credit Agreement effective as of the First Amendment Effective Date.

            (a) Section 1.01 of the Revolving Credit Agreement is hereby amended by inserting the following definitions in their proper alphabetical order in such Section:

                        "Alon Logistics" means Alon Pipeline Logistics, LLC, a
            Delaware limited liability company.

                        "Alon Pipeline Assets" means Alon Pipeline Assets, LLC,
            a Texas limited liability company.

                        "First Amendment" means the First Amendment to the
            Amended Revolving Credit Agreement, dated as of February 10, 2005,

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            among the Borrower, the Guarantor Companies, the Lenders and the
            Agent.

                        "First Amendment Effective Date" has the meaning
            assigned to such term in the First Amendment.

            SECTION 2. Amendments to the Revolving Credit Agreement effective as of the Pipeline Transactions Effective Date.

            (a) Section 1.01 of the Revolving Credit Agreement is hereby amended by

                  (i) inserting the following definitions in their proper
            alphabetical order in such Section:

                        "Alon Logistics Notes" means the subordinated
            intercompany promissory notes in an aggregate principal amount of $112,000,000, issued by the Borrower or one or more Subsidiaries of Alon USA to Alon Logistics in exchange for delivery by Alon Logistics to the Borrower or such Subsidiaries of the Cash Consideration relating to the Holly Pipeline Transactions.

                        "Assumed Liabilities" has the meaning given to such term
            in Section 1.3 of the Contribution Agreement.

                        "Cash Consideration" means an amount in cash equal to
            $120,000,000, paid to Alon Logistics pursuant to the Contribution Agreement.

                        "Contribution Agreement" means the Contribution
            Agreement dated as of January 25, 2005, among Holly, Holly Energy Partners Operating L.P., the Transferors, Alon Pipeline Assets, Alon Logistics, Alon USA, Inc. and the Borrower.

                        "Contributed Assets" has the meaning given to such term
            in Section 1.1 of the Contribution Agreement (as in effect on the First Amendment Effective Date), but shall exclude the "Excluded Assets", as defined in the Contribution Agreement.

                        "Contract Rights" means all rights and interests of the
            Borrower and its Affiliates under the P&T Contracts.

                        "Holly" means Holly Energy Partners, L.P., a Delaware
            limited partnership.

                        "Indemnification Agreement" means the Indemnification
            Agreement to be entered into on the Pipeline Transactions Effective Date, between Alon Logistics and HEP Logistics Holdings, L.P., a Delaware

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            limited partnership, in the form attached as Exhibit A to the First
            Amendment.

                        "Mortgage and Deed of Trust" means the Mortgage and Deed
            of Trust (with Security Agreement, in each case which shall be in form and substance reasonably satisfactory to the Agent), to be entered into on the Pipeline Transaction Effective Date, between Alon USA, LP, a Texas limited partnership, and Holly, substantially in the form attached as Exhibit B to the First Amendment.

                        "P&T Agreement" means the Pipeline and Terminals
            Agreement, to be entered into on the Pipeline Transaction Effective Date between the Borrower and Holly, substantially in the form attached as Exhibit C to the First Amendment.

                        "P&T Contracts" means the Contribution Agreement, the
            P&T Agreement, the limited partnership agreement of Holly (including the amendment thereto to be entered into in connection with the Pipeline Transactions), the Mortgage and Deed of Trust the Indemnification Agreement, the Subordination Agreement and all other agreements entered into in connection with the Pipeline Transactions.

                        "Pipeline Transactions" means (i) the contribution,
            transfer, assignment and delivery by the Transferors, as a capital contribution, of the Contributed Assets to Alon Pipeline Assets, in consideration for Equity Interests in Alon Pipeline Assets; (ii) the assignment by the Transferors of the Assumed Liabilities to Alon Pipeline Assets and the assumption of such Assumed Liabilities by Alon Pipeline Assets; (iii) the contribution, transfer, assignment and delivery by the Transferors, as a capital contribution, of all of the Equity Interests held by the Transferors in Alon Pipeline Assets to Alon Logistics, in consideration for Equity Interests in Alon Logistics; (iv) the transfer by Alon Logistics of all of the Equity Interests held by Alon Logistics in Alon Pipeline Assets, in consideration for the PT Consideration; (v) the execution and delivery of the P&T Agreement; and (v) the other transactions provided for in the Contribution Agreement and in the P&T Agreement.

                        "Pipeline Transactions Effective Date" has the meaning
            assigned to such term in Section 6(c) of the First Amendment.

                        "PT Consideration" means (i) the payment by Holly to
            Alon Logistics of the Cash Consideration; and (ii) the delivery by Holly to Alon Logistics of certificates representing the Unit Consideration, which shall be initially issued in the name of Alon Logistics.

                        "Subordination Agreement" means the Subordination,
            Non-Disturbance and Attornment Agreement to be entered into at the closing of

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            the Pipeline Transactions, between the administrative agent named therein for the Credit Parties defined therein, the Agent and the Borrower, in the form attached as Exhibit D to the First Amendment.

                        "Transferors" means each of T&R Assets, Inc., a Texas
            corporation, FTPL, and Alon Refining.

                        "Unit Consideration" means 937,500 Class B Subordinated
            Units representing limited partner interests issued by Holly in favor of Alon Logistics.

                  (ii) inserting the following in the definition of "Borrowing
            Base" after the words "Debt Service Support Account (as defined in the Term Loan Agreement)": "or any other segregated cash account established or maintained in connection with the Debt Service Support Requirement".

                  (iii) deleting the definition of "Debt Service Support
            Requirement" in its entirety and substituting in lieu thereof the following:

                  "Debt Service Support Requirement" means the requirement (a)
            that the Borrower (i) provide a guarantee or letter of credit in form and substance reasonably satisfactory to the Term Loan Agent and issued by a banking institution acceptable to the Term Loan Agent under which the Term Loan Agent may obtain amounts required to pay principal or interest due but unpaid on the Term Loans or (ii) establish a segregated cash account with the Term Loan Agent the amounts in which are available for the payment of principal or interest due but unpaid on the Term Loans, and (b) that the undrawn amount of such guarantee or letter of credit, or the amount on deposit in such segregated cash account, be on each day equal to or less than $25,000,000 (and solely with respect to amounts deposited in any such segregated cash account, plus accrued interest thereon)."

                  (iv) replacing "and (C)" with "(C") in subclause (a)(ii) of the definition of "Net Proceeds" and inserting the following immediately before "and (b)" following subclause (a)(ii)(C) in the definition of "Net Proceeds":

                        "and (D) the amount of any PT Consideration paid by any
            Loan Party as a dividend or other distribution pursuant to Section 7.02(i)(vi)".

            (b) Section 7.01 (a)(xv) of the Revolving Credit Agreement is hereby amended by inserting the following immediately after the words "GTR Loan Documents" in subsection (xv)(B): ", (C)" and (ii) by inserting the following at the end of such subsection (xv): " and (D) any written notice received by the Borrower or any Subsidiary

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from Holly, or provided by the Borrower or any Subsidiary to Holly, pursuant to any P&T Contract that (i) relates to a default or alleged default by any party under any such Agreement; (ii) could reasonably be expected to result in (A) the termination or suspension of the P&T Agreement or (B) a Material Adverse Effect; or (iii) is otherwise material to the Pipeline Transactions."

            (c) Section 7.02(b) of the Revolving Credit Agreement is hereby amended by (i) deleting the word "and" at the end of subsection (xvi) thereof;
(ii) deleting the period and inserting "and" at the end of subsection (xvii) thereof; and (iii) inserting the following new subsection (xviii) at the end thereof:

            "(xviii) Indebtedness of Alon Logistics incurred under the Indemnification Agreement, provided that such Indebtedness shall not, at any time, exceed $111,000,000;

            Without limiting any of the foregoing or anything else in this Agreement, the Borrower will not, and will not cause or permit any of its Subsidiaries other than Alon Logistics (i) to provide a Guarantee, letter of credit, cash account, security interest or any other form of liquidity or credit support for or in respect of the liabilities or obligations, whether contingent or otherwise, under the Indemnification Agreement or (ii) to be liable, whether contingently or otherwise, or have any other obligations (A) under the Indemnification Agreement or (B) for or in respect of the liabilities or obligations under any P&T Contracts (other than (i) under the Alon Logistics Notes, which shall be unsecured and subordinated to all of the Obligations of the Loan Parties under the Loan Documents and (ii) the Borrower under the P&T Agreement."

            (d) Section 7.02(c) of the Revolving Credit Agreement is hereby amended by deleting the word "and" immediately before subsection (vi) thereof and inserting immediately before the period at the end thereof the following: "; and (vii) the Indemnification Obligations and liabilities of Alon Logistics in connection with the Pipeline Transactions under the Indemnification Agreement (subject to the final sentence of Section 7.02(b))."

            (e) Section 7.02(d)(ii)(E) of the Revolving Credit Agreement is hereby amended by inserting the following after "in the case of the Fixed Assets
(I)": "(other than with respect to the Pipeline Transactions pursuant to and in accordance with the Contribution Agreement)".

            (f) Section 7.02(d)(iv) of the Revolving Credit Agreement is hereby amended by deleting the word "and" immediately before subsection (B) thereof and inserting immediately before the period thereof the following: "and (C) for the sale of the Unit Consideration; provided that, the consideration for any such sale or other disposition shall be for an amount (or equivalent) equal to the then applicable fair market value of the Unit Consideration sold or otherwise disposed".

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            (g) Section 7.02(e) of the Revolving Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

                  "(e) Change in Nature of Business. (a) Make, or permit any of their Subsidiaries to make, any material change in the nature of its business as carried on at the date hereof.

                  (b) In the case of Alon Logistics only, engage in any business or activity after the First Amendment Effective Date other than the ownership of the Alon Logistics Notes and the Unit Consideration, the entry into the Indemnification Agreement (as in effect on the Pipeline Transactions Effective Date) and the Contribution Agreement (as in effect on the Pipeline Transactions Effective Date) and the transactions contemplated to be performed by Alon Logistics therein. Alon Logistics will not own or acquire any assets (other than the Alon Logistics Notes and the Unit Consideration) or incur any liabilities (other than liabilities under the Loan Documents, the Term Loan Documents, the Contribution Agreement or the Indemnification Agreement and liabilities imposed by law incidental to its existence and permitted business and activities); provided that, Alon Logistics shall be entitled to receive the Cash Consideration in accordance with the Contribution Agreement; provided, further, that immediately upon the receipt thereof (i) Alon Logistics shall distribute, dividend or transfer all such Cash Consideration to the Borrower or any Subsidiary of Alon USA (other than Alon Logistics), (ii) the Borrower and each such Subsidiary, as applicable, shall issue to Alon Logistics the Alon Logistics Notes in exchange for any such distribution, dividend or transfer of such Cash Consideration and (iii) Alon Logistics shall pledge all Alon Logistics Notes to the Collateral Agent for the ratable benefit of the Secured Parties in accordance with the Security Documents and subject to the Intercreditor Agreement."

            (h) Section 7.02(f) of the Revolving Credit Agreement is hereby amended by (i) replacing "; and" with ";" at the end of paragraph (xiv) thereof;
(ii) re-lettering paragraph (xv) thereof as paragraph (xvi); (iii) inserting the following new paragraph (xv) at the end thereof:

            "investments by any Company and its Subsidiaries in the Unit Consideration pursuant to the Contribution Agreement (as in effect on the First Amendment Effective Date) and the issuance of the Alon Logistics Notes; provided that the Unit Consideration and the Alon Logistics Notes shall be pledged pursuant to the Security Documents and subject to the Intercreditor Agreement; and"; and

(iv) replacing the parenthetical in clause (w) of the proviso in subsection (x) thereof in its entirety with the following:

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            "(including any Indebtedness of the Acquired Entity that is assumed by a Company following such acquisition and the amount of any forgivable loan owed to any Acquired Entity and any Indebtedness permitted by Sections 7.02(b)(vi) and 7.02(b)(vii) but excluding (i) any Net Proceeds from asset sales reinvested in accordance with Sections 2.07(d) and (e), (ii) any Net Proceeds of the Pipeline Transactions or from any sale or disposition of the Unit Consideration (other than any Net Proceeds applied to prepay Loans) and (iii) any Capital Expenditures made in accordance with Section 7.02(h))".

            (i) Section 7.02(h) of the Revolving Credit Agreement is hereby amended by replacing the text preceding the table in its entirety with the following:

                  "(h) Capital Expenditures. Make or commit to make, or permit any of their Subsidiaries to make or be committed to make, any Capital Expenditure (by purchase or Capitalized Lease) other than Capital Expenditures (including obligations under Capitalized Leases) (i) up to $95,000,000 in the aggregate since the First Amendment Effective Date, provided, that no Default or Event of Default has occurred and is continuing at the time that such Capital Expenditure is made and will not occur after giving effect to any such Capital Expenditure; (ii) made with Net Proceeds of the sale of the Unit Consideration (other than any such Net Proceeds applied to prepay Term Loans); and (iii) which would not cause the aggregate amount of all such Capital Expenditures (other than as permitted by subclause (i) and subclause (ii)) in any period set forth below to exceed:".

            (j) Section 7.02(i) of the Revolving Credit Agreement is hereby amended by (i) replacing "[INTENTIONALLY OMITTED]" in paragraph 7.02(i)(vi) with "within 30 days following the receipt by Alon Logistics or any other Subsidiary of the Cash Consideration, any Company and its Subsidiaries may declare and pay dividends ratably to their respective equity holders in an aggregate amount not to exceed $26,500,000" and (ii) deleting the word "and" immediately before clause (III) in the last paragraph of such subsection and inserting immediately before the period at the end of such subsection the following: "and (IV) the payment of a dividend in accordance with Section 7.02(i)(vi)".

            (k) Section 7.02(t) of the Revolving Credit Agreement is hereby amended by inserting the following immediately after the words "the contrary" in the second line ", other than as set forth in Section 7.02(i)(vi)".

            (l) Section 10.01(e) of the Revolving Credit Agreement is hereby amended by (i) inserting "(i)" after "Any Loan Party" in the first line thereof;
(ii) deleting the period at the end thereof and inserting "; or" in lieu thereof; and (iii) inserting the following new subsection (ii) at the end thereof:

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                  "(ii) shall default in the performance of any obligation under any of the P&T Contracts or any related agreement (and such default is not waived or continues after any applicable cure period therefor) and such default could reasonably be expected, in the judgment of the Agent or the Required Lenders, to result in the termination of, or the loss or suspension of any rights of the Borrower or any Subsidiary under, the P&T Agreement or in a Material Adverse Effect."

            (m) Section 10.01 is hereby amended by (i) deleting "or" at the end of subsection (x) thereof; (ii) inserting "and" at the end of subsection (y) thereof; and (iii) inserting the following new subsection (z) at the end thereof:

                  "(z) Holly or HEP Logistics Holdings, L.P. shall assert any claim against the Borrower or any Company under or in connection with the Indemnification Agreement in an aggregate amount exceeding $2,500,000;".

            SECTION 3. Representations and Warranties.

            Each Loan Party hereby represents and warrants to the Agent and the Lenders that, (i) on the First Amendment Effective Date, the following representations and warranties are true and correct as of the First Amendment Effective Date, and (ii) on the Pipeline Transaction Effective Date, the following representations and warranties are true and correct as of the Pipeline Transaction Effective Date:

            (a) All representations and warranties of each Company set forth in the Loan Documents (as amended hereby), any certificate or other writing delivered to the Agent or the Lenders are true and correct in all material respects except to the extent that any representation or warranty (i) expressly relates to an earlier date (in which case such representation or warranty is true and correct as of such earlier date); or (ii) is affected by the consummation of the Pipelines Transaction; and no Default or Event of Default has occurred and is continuing on the First Amendment Effective Date or will result from the First Amendment becoming effective in accordance with its terms.

            (b) Each Company (i) is a corporation, limited partnership or limited liability company (as applicable) duly organized, validly existing and in good standing under the laws of its state of organization; (ii) has all requisite power and authority to execute, deliver and perform this Amendment, and to perform the Revolving Credit Agreement, as amended hereby; and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except where the failure to so qualify individually or in the aggregate is not reasonably likely to have a Material Adverse Effect.

            (c) The execution, delivery and performance by each Company of this Amendment and the performance by each such Company of the Revolving Credit Agreement, as amended hereby, (i) have been duly authorized by all necessary action;

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(ii) do not and will not contravene, in the case of a corporation, its charter or by-laws, in the case of a limited liability company, its certificate of formation and limited liability operating agreement, and in the case of a limited partnership, its certificate of limited partnership and limited partnership agreement, or any applicable equivalent document, or any applicable law or any indenture, other material agreement, instrument or other material contractual restriction binding on or otherwise affecting it or any of its properties; (iii) do not give rise to a right thereunder to require any payment to be made by any Company or any of its Subsidiaries; (iv) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any Company's or any Company's Subsidiaries' assets or properties; and (v) do not and will not result in any suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties except where such suspension, revocation, impairment, forfeiture or nonrenewal is not reasonably likely to have a Material Adverse Effect.

            (d) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or agency or other regulatory body is required in connection with the due execution, delivery and performance by any Company of this Amendment, or for the performance of the Revolving Credit Agreement, as amended hereby, except to the extent obtained or executed prior to the date hereof and to the extent in full force and effect as of the First Amendment Effective Date and the Pipeline Transactions Effective Date, as applicable.

            (e) This Amendment, the Revolving Credit Agreement, as amended hereby, and each other Loan Document to which any Company is a party is a legal, valid and binding obligation of such Company, enforceable against such Company in accordance with its terms, except as such enforceability may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally.

            (f) The Borrower has furnished to the Lenders true and complete copies of the P&T Contracts as in effect on the date hereof.

            SECTION 4. Agreements of the Borrower.

            (a) The terms and provisions of the Pipeline Transactions will be consistent in all material respects with those terms set forth in the P&T Contracts in the forms delivered to the Agent and the Lenders as of January 25, 2005.

            (b) The Borrower will, will cause each Company to, and will use its commercially reasonable best efforts to cause any third party to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents), that may be required under any applicable law, or that the Agent may reasonably request, to create and perfect the Liens created by the Security Documents, as amended hereby, in the Unit Consideration, the Contract Rights or otherwise.

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            (c) At the time the Net Proceeds of the Pipeline Transactions are received, the Borrower will prepay the Loans in an amount equal to the total amount of such Net Proceeds, in accordance with Section 2.07 of the Revolving Credit Agreement, except to the extent the Borrower or any other Company is obligated to pay such Net Proceeds to the Term Loan Agent in accordance with the Term Loan Agreement.

            (d) The Borrower agrees that it shall not modify, vary, amend or waive any provision of any P&T Contract (including any future Subordination Agreement and the Indemnification Agreement) if such modification, variance, amendment or waiver would materially increase the obligations of the Borrower or confer additional material rights to Holly in a manner adverse to Borrower, any Subsidiary or the Lenders without the prior written consent of the Agent.

            SECTION 5. Conditions Precedent to Effectiveness.

            (a) This Amendment shall become effective (except as to Sections 2 and 6 hereof) on the date on which each of the following conditions is satisfied (the "First Amendment Effective Date"):

                  (i) the Agent shall have received counterparts hereof duly executed and delivered by the Borrower, the Guarantor Companies, the Agent and the Required Lenders;

                  (ii) the Agent shall have received the First Amendment to the
            Term Loan Agreement, duly executed and delivered by each party thereto;

                  (iii) the Agent shall have received the following, each in form and substance satisfactory to the Agent and, unless indicated otherwise, dated the First Amendment Effective Date:

                        (A) a copy of the resolutions adopted by the Board of
                  Directors or equivalent governing body of each Company, certified as of the First Amendment Effective Date by authorized officers thereof, authorizing the transactions contemplated by this Amendment, the First Amendment to the Term Loan Agreement and the other documents, instruments and agreements executed and/or to be delivered in connection herewith or therewith;

                        (B) a certificate of an authorized officer of Alon
                  Logistics, certifying:

                              (x) the names and true signatures of the officers of Alon Logistics authorized to sign this Amendment and the other documents to be executed and delivered by Alon Logistics in connection herewith, together with evidence of the incumbency of such authorized officers; and

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                              (y) a copy of the charter, certificate of
                              formation or other organizational document and by-laws, operating agreement or other similar agreement of Alon Logistics, and any amendment, supplement or modification thereto, certified by the appropriate official(s) of the state of organization;

                        (C) any fee letter or other side letter agreement, if
                  any, as reasonably required by the Agent, duly executed by the Agent and the Borrower;

                        (D) a certificate, dated as of a date not more than ten
                  Business Days prior to the First Amendment Effective Date, of the appropriate official of the state of incorporation and each state of foreign qualification of Alon Logistics, certifying as to the subsistence in good standing of, and the payment of taxes by, Alon Logistics in such states and listing all charter documents of Alon Logistics on file with such official(s);

                        (E) a Security Agreement Supplement, in form and
                  substance satisfactory to the Agent, duly executed by Alon Logistics, the Agent and each Guarantor;

                        (F) a Joinder Agreement, in form and substance
                  satisfactory to the Agent, duly executed by Alon Logistics, the Agent and each Guarantor;

                        (G) a Contribution Agreement Supplement, in form and
                  substance satisfactory to the Agent, duly executed by Alon Logistics;

                        (H) a Pledge Agreement Amendment, in form and substance
                  satisfactory to the Agent, duly executed by the Borrower and Alon Logistics; and

                        (I) such other agreements, instruments, approvals,
                  opinions and other documents as the Agent may reasonably request; and

                  (iv) the Agent shall be satisfied with all other legal matters incident to this Amendment and the transactions contemplated hereby.

            (b) Sections 2 and 6 of this Amendment shall become effective on the date on which each of the following conditions is satisfied (the "Pipeline Transactions Effective Date"):

                  (i) the Term Loan Documents shall have been amended and/or waived in a manner consistent with the amendments effected hereby and satisfactory in all respects to the Agent, and the Agent shall have received

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            copies of the duly executed amendments and waivers certified by a
            Responsible Officer of the Borrower as true and correct copies thereof;

                  (ii) (A) to the extent deemed necessary by the Agent in its discretion, amendments on Form UCC-3 to the financing statements delivered pursuant to the Term Loan Agreement and Revolving Credit Agreement, duly executed by the Company party thereto and in appropriate form for filing; and (B) appropriate financing statements on Form UCC-1 or comparable form, duly filed in such office or offices as may be necessary or, in the reasonable opinion of the Agent, desirable to perfect the security interests purported to be created by the Security Agreement executed by Alon Logistics and the Pledge Agreement executed by Alon Logistics;

                  (iii) the Agent shall have received a copy of a First
            Amendment to the Intercreditor Agreement, in the form attached as Exhibit E hereto or otherwise in form and substance reasonably satisfactory to the Agent, duly executed by the Collateral Agent, and by CSFB, in its capacity as Collateral Agent under the Term Loan Agreement (or any successor agent or representative authorized thereby) and the Companies party thereto;

                  (iv) the Agent shall have received a copy of a Consent and
            Agreement, in the form attached as Exhibit F hereto or otherwise in form and substance reasonably satisfactory to the Agent, duly executed by the Agent and by Holly;

                  (v) the Agent shall have received a copy of the Subordination
            Agreement, in the form attached as Exhibit D hereto or otherwise in form and substance satisfactory to the Agent, duly executed by the Borrower and the administrative agent named therein for the Credit Parties defined therein;

                  (vi) the Agent shall have received a certificate, dated the
            Pipeline Transactions Effective Date and signed by the Responsible Officer of the Borrower, confirming the accuracy of the representations and warranties set forth in Section 3 hereof, in each case as of the Pipeline Transactions Effective Date, and to the effect that the Pipeline Transactions and the application of the proceeds thereof will comply with the terms of the Revolving Credit Agreement as amended hereby;

                  (vii) the Agent shall have received evidence satisfactory to the Agent that (i) all the conditions precedent to the effectiveness of the P&T Contracts and to the obligations of the parties thereto shall have been satisfied; and (ii) all PT Consideration shall have been (or substantially contemporaneously with the Pipeline Transactions Effective Date shall be) paid in full;

                  (viii) the Agent shall have received, on behalf of itself and the Lenders, a favorable written opinion of Bracewell and Patterson, L.L.P., counsel for the Borrower, dated the First Amendment Effective Date, (A) addressed to the Administrative Agent and the Lenders and (B) covering such matters relating to this Amendment, the Loan Documents (as a result of this Amendment) and the Pipeline Transactions as the Agent shall reasonably request, and the Borrower hereby requests such counsel to deliver such opinion;

                  (ix) the Agent shall have received from the Borrower, in
            immediately available funds, an amendment fee, which shall be earned in full on the Pipeline Transaction Effective Date, in the amount of $141,600.00;

                  (x) the Agent shall have received an Acknowledgment and
            Consent, duly executed by each Investor, consenting to the transactions contemplated by this Amendment, the First Amendment to the Term Loan Agreement, the Joinder Agreement joining Alon Logistics to the Revolving Credit Agreement, the Joinder Agreement joining Alon Logistics to the Term Loan Agreement and all other agreements, instruments and other documents executed in connection with the foregoing and acknowledging that each Guaranty and each other Loan Document that such Investor is a party to shall remain in full force and effect;

                  (xi) the Agent shall have received all amounts due hereunder, in any fee letter or other side letter agreement executed by the Agent and any Company in connection herewith (not to exceed the amount in Section 5(b)(ix) and under the Revolving Credit Agreement and payable on or prior to the Pipeline Transactions Effective Date, including reimbursement or payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel to the Agent);

                  (xii) the Agent shall have received such other agreements, instruments, approvals, opinions and other documents as the Agent may reasonably request; and

                  (xiii) the Agent shall be satisfied with all other legal
            matters incident to this Amendment and the transactions contemplated hereby.

            SECTION 6. Release.

            On the Pipeline Transactions Effective Date, the Agent is hereby authorized and instructed by the undersigned Lenders to take all such actions as shall be required to release the Contributed Assets and the Equity Interests in Alon Pipeline Assets from the Liens of the Security Documents.

            SECTION 7. Effect of Amendment.

            Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agent under, the Revolving Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Revolving Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or any other Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Revolving Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Revolving Credit Agreement specifically referred to herein. This Amendment shall constitute a "Loan Document" for all purposes of the Revolving Credit Agreement and the other Loan Documents.

            SECTION 8. Consent of Guarantors Company.

            The Borrower and each Guarantor Companies hereby acknowledges receipt of and consents to the terms of this Amendment and confirms that the Guarantees, pledges and other security interests provided pursuant to the Security Documents remain in full force and effect notwithstanding the execution and delivery of this Amendment.

            SECTION 9. Counterparts.

            This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

            SECTION 10. Applicable Law.

            THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

            SECTION 11. Headings.

            The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

            IN WITNESS WHEREOF, the Borrower, the Guarantor Companies, the Agent and the undersigned Lenders have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

                             Borrower:

                             ALON USA, LP

                             By: Alon USA GP, LLC, a Delaware limited
                             liability company, its general partner

                             By: /s/ David Wiessman
                                 ---------------------------------------------
                                 Name: David Wiessman
                                 Title: Chairman of the Board of Managers

                             Guarantor Companies:

                             ALON ASSETS, INC.
                             ALON USA OPERATING, INC
                             ALON USA REFINING, INC.
                             ALON USA PIPELINE, INC.
                             ALON PETROLEUM PIPE LINE COMPANY
                             FIN-TEX PIPE LINE COMPANY
                             T & R ASSETS, INC.
                             ALON USA ASPHALT, INC.
                             ALON ASPHALT BAKERSFIELD, INC
                             ALON USA, INC.
                             ALON USA ENERGY, INC.
                             ALON USA CAPITAL, INC.

                             By: /s/ David Wiessman
                                 -------------------------------------------
                                 Name: David Wiessman
                                 Title: Chairman of the Board of Directors

                             ALON USA GP, LLC

                             By: /s/ David Wiessman
                                 ------------------------------------------
                                 Name: David Wiessman
                                 Title: Chairman of the Board of Managers

                             SOUTHWEST CONVENIENCE STORES, LLC
                             ALON USA INTERESTS, LLC

                             By: /s/ Jeffrey D. Morris
                                 -------------------------------------------
                                 Name: Jeffrey D. Morris
                                 Title: Chairman of the Board of Managers

                             ALON USA DELAWARE, LLC

                             ALON PIPELINE LOGISTICS, LLC

                             By: /s/ David Wiessman
                                 -------------------------------------------
                                 Name: David Wiessman
                                 Title: President

                             Agent and Lender:

                             ISRAEL DISCOUNT BANK OF NEW YORK

                             By: /s/ AMIR BARASH
                                 ------------------------------
                                 Name: Amir Barash
                                 Title: First Vice President

                             By: /s/ MEL ALTMAN
                                 ------------------------------
                                 Name: Mel Altman
                                 Title: Vice President

                             Agent and Lender:

                             BANK LEUMI USA

                             By: /s/ YURAL TULAY
                                 ------------------------------
                                 Name: Yural Tulay
                                 Title: VP

                             By: /s/ RONNIE PREZELMAYER
                                 ------------------------------
                                 Name: Ronnie Prezelmayer
                                 Title: Assistant Treasurer